UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2026

ABBVIE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
 _____________________________________________________
1 North Waukegan Road
North Chicago, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange
NYSE Texas
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02  Results of Operations and Financial Condition

Reported GAAP earnings and adjusted non-GAAP earnings for the first quarter of 2026 are expected to include acquired IPR&D and milestones expense of $744 million on a pre-tax basis, representing an unfavorable impact of $0.41 to both GAAP diluted earnings per share and adjusted non-GAAP diluted earnings per share. Results for the quarter ended March 31, 2026 have not been finalized and are subject to our financial statement closing procedures. There can be no assurance that our final results will not differ from these preliminary estimates.

While acquired IPR&D and milestones expense may be incurred upon execution of collaborations, licensing agreements, and other asset acquisitions, AbbVie does not forecast acquired IPR&D and milestones expense due to uncertainty of the future occurrence and timing of these transactions. Adjusted diluted earnings per share guidance for 2026 previously announced on February 4, 2026 excluded the impact of acquired IPR&D and milestones expense that may be incurred in 2026. AbbVie’s full-year 2026 adjusted diluted earnings per share guidance range, including the impact of first quarter 2026 acquired IPR&D and milestones expense, is $13.96 - $14.16. AbbVie’s first quarter 2026 adjusted diluted earnings per share guidance range, including the impact of first quarter 2026 acquired IPR&D and milestones expense, is $2.56 - $2.60.

Furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is guidance for 2026 including the estimated acquired IPR&D and milestones expense incurred during the first quarter of 2026.

The information set forth in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "Filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be incorporated by reference into future filings by AbbVie Inc. under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K are, or may be considered, forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "project" and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to challenges to intellectual property, competition from other products, difficulties inherent in the research and development process, adverse litigation or government action, changes to laws and regulations applicable to our industry, the impact of global macroeconomic factors, such as economic downturns or uncertainty, international conflict, trade disputes and tariffs, and other uncertainties and risks associated with global business operations. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie's operations is set forth in Item 1A, "Risk Factors," of AbbVie's 2025 Annual Report on Form 10-K, which has been filed with the Securities and Exchange Commission, as updated by its Quarterly Reports on Form 10-Q and in other documents that AbbVie subsequently files with the Securities and Exchange Commission that update, supplement or supersede such information. AbbVie undertakes no obligation, and specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit
99.1	Guidance including the impact of acquired IPR&D and milestones expense.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	April 3, 2026	By:	/s/ Scott T. Reents
Scott T. Reents
Executive Vice President,
Chief Financial Officer